UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 1, 2007

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 2, 2007, a wholly-owned subsidiary of Hospira, Inc. completed its acquisition of Mayne Pharma Limited, a specialty injectable pharmaceutical company listed on the Australian Stock Exchange, for approximately US$2.0 billion in cash.   On February 2, 2007, Hospira filed a Current Report on Form 8-K to report completion of the acquisition, which is being amended hereby to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited financial statements of Mayne Pharma Limited as of, and for the years ended, June 30, 2005 and 2006 are filed as Exhibit 99.1 and incorporated herein by reference.  Unaudited financial statements of Mayne Pharma Limited as of June 30, 2006 and December 31, 2006 and for the six-month periods ended December 31, 2005 and 2006 are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma financial statements of Hospira, Inc. as of, and for the year ended, December 31, 2006 are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description
23.1	Consent of KPMG
99.1	Audited Financial Statements of Mayne Pharma Limited
99.2	Unaudited Financial Statements of Mayne Pharma Limited
99.3	Pro Forma Financial Statements of Hospira, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: March 19, 2007		/s/ Thomas E. Werner
	By:	Thomas E. Werner
	Its:	Senior Vice President, Finance, and Chief Financial Officer